                                                                      EXHIBIT 23

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to the incorporation by reference in the Registration Statement (Form S-3 No. 333-64713) of Concord Camera Corp. and in the related Prospectus, and in the following Registration Statements of our report dated July 31, 2003 (except as to the last paragraph of Note 15 for which the date is August 6, 2003) with respect to the consolidated financial statements and financial statement schedule of Concord Camera Corp., included in its Annual Report (Form 10-K) for the year ended June 28, 2003:

                                 Pertaining to the
                                 Concord Camera
Form S-8 No.                     Stock Option Plan for:
---------------------      -----------------------------------------------------
333-19837                        Brian King
333-71452                        Ira B. Lampert
333-80767                        Concord Camera Corp. Incentive Plan
333-80671                        Wilfried Bittner
333-80705                        Urs W. Stampfli
333-74754                        Concord Camera Corp. Incentive Plan
333-31220                        Lawrence Burke
333-31208                        Harry Dodds
333-31204                        Lai Dominic
333-31200                        Ann E. Neal
333-31202                        Erwin Scholz
333-81726                        Gerald J. Angeli
333-81730                        Jeremy Chang Tsz Kong
333-81736                        Bruce Crowder
333-81746                        Joseph Flynn
333-81756                        Alain Giudicelli
333-81758                        Elizabeth Jheeta
333-81766                        Patrick Lam
333-81748                        Mark Lamphron
333-81754                        Patrick Lee Po Cheung
333-81750                        Bill Leung
333-81762                        Rita Occhionero
333-81760                        Alberto Pineres
333-81728                        Kerry Sisselman
333-81724                        Ralph Sutcliffe
333-81738                        Joseph Tang
333-81734                        Giovanni Zangrande
333-102975                       Wai Hoong Lee
333-102977                       Teik Ming Ng
333-102979                       Andre Ngkonchin
333-102980                       Larry Swensen
333-102976                       Jy Chi George Yu
333-102981                       Concord Camera Corp. 2002 Incentive Plan for New Recruits
333-102978                       Concord Camera Corp. 2002 Incentive Plan for Non-Officer Employees, New
                                 Recruits and Consultants

                                                           /s/ Ernst & Young LLP

Atlanta, Georgia
September 24, 2003